FORM 8-K


    SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 26, 1998



MIMBRES VALLEY FARMERS ASSOCIATION, INC.
(Exact name of registrant as specified in its charter)


New Mexico        0-13963      85-0054230
(State or other  (Commission   (I.R.S. Employer
jurisdiction of   File Number)  Identification No.)
incorporation or
organization)

811 South Platinum, Deming, New Mexico     88030
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (505) 546-2769
       INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.     Changes in Registrant's Certifying Accountant.

          As previously reported in Form 8-K/A dated May 15, 1998, Mimbres Valley Farmers Association, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the principal accountant to audit the Company's financial statements.

          On June 26, 1998, the Company engaged Torres Jones & Company PC ("Torres Jones") as the principal accountant to audit the Company's financial statements.

          During the two most recent fiscal years and following interim period, the Company did not consult Torres Jones regarding the application of any accounting principles to a specific transaction, an audit opinion or any matter that was the subject of a disagreement or event identified in Regulation S-B, Item 304(a)(1)(iv).

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

          There are no exhibits filed as part of this report.

SIGNATURES

          Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     June 26, 1998

        MIMBRES VALLEY FARMERS ASSOCIATION, INC.


        By:   /s/ Garry S. Carter
           Garry S. Carter
           General Manager, Chief Executive Officer, and
           Secretary
           (Duly Authorized Representative)